INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

Our consolidated federal and state income tax returns include the results of operations of acquired businesses from their dates of acquisition.
A reconciliation of our effective income tax rate to the amounts calculated by applying the federal statutory corporate tax rate of 35% is as follows (in thousands):

	Successor		Predecessor
	Year Ended December 31, 2011	Four Months Ended December 31, 2010	Eight Months Ended August 31, 2010	Year Ended December 31, 2009
Tax (benefit) expense at statutory rate	$(4,045)	$(2,126)	$12,305	$(27,335)
Add (deduct):
State income taxes	(4)	11	158	(730)
Nondeductible items	1,952	616	84	—
Nondeductible restructuring items	—	—	3,291	—
Income from cancellation of indebtedness	—	—	(53,155)	—
Bankruptcy related tax basis reduction	—	(20,306)	50,050	—
Effects of bankruptcy	—	(3,610)	1,804	—
Goodwill impairment	—	—	—	14,649
Valuation Allowance	1,940	24,643	(12,935)	14,315
Unrecognized tax benefit	(1,226)	(193)	927	(1,496)
Other	603	1	(968)	286
Income tax provision (benefit)	$(780)	$(964)	$1,561	(311)
Effective income tax rate	6.7%	15.9%	4.4%	0.4%

The amounts of our consolidated federal and state income tax provision (benefit) from continuing operations are as follows (in thousands):

	Successor		Predecessor	Predecessor
	Year Ended December 31, 2011	Four Months Ended December 31, 2010	Eight Months Ended August 31, 2010	Year Ended December 31, 2009
Current:
Federal	$(371)	$61	$66	$(1,324)
State	(783)	(186)	44	162
	(1,154)	(125)	110	(1,162)
Deferred:
Federal	169	(1,157)	958	(1,671)
State	205	318	493	2,522
	374	(839)	1,451	851
Income tax provision (benefit) from continuing operations	$(780)	$(964)	$1,561	$(311)

Deferred income tax provisions result from temporary differences in the recognition of expenses for financial reporting purposes and for tax reporting purposes. We present the effects of those differences as deferred income tax liabilities and assets, as follows (in thousands):

	December 31, 2011	December 31, 2010
Deferred income tax liabilities:
Property, plant and equipment, net	$17,516	$20,858
Derivatives	5,912	—
Total deferred tax liabilities	$23,428	$20,858
Deferred income tax assets:
Goodwill and other intangibles	$14,962	$22,282
Receivables	1,862	1,325
Inventory	4,483	2,679
Accrued insurance	4,370	4,929
Other accrued expenses	3,899	3,882
Capital loss carryforwards	5,315	—
Net operating loss carryforwards	25,934	21,306
Other	291	272
Total deferred tax assets	$61,116	$56,675
Less: Valuation allowance	(38,769)	(36,524)
Net deferred tax assets	22,347	20,151
Net deferred tax liabilities	1,081	707
Current deferred tax assets	4,573	4,042
Long-term deferred tax liabilities	$5,654	$4,749

In accordance with GAAP, the recognized value of deferred tax assets must be reduced to the amount that is more likely than not to be realized in future periods. The ultimate realization of the benefit of deferred tax assets from deductible temporary differences or tax carryovers depends on the generation of sufficient taxable income during the periods in which those temporary differences become deductible. We considered the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on these considerations, we relied upon the reversal of certain deferred tax liabilities to realize a portion of our deferred tax assets and established valuation allowances as of December 31, 2011 and 2010 in the amount of $38.8 million and $36.5 million, respectively for other deferred tax assets because of uncertainty regarding their ultimate realization. Our total net deferred tax liability as of December 31, 2011 and 2010 was $1.1 million and $0.7 million, respectively.

We reorganized pursuant to Chapter 11 of the Bankruptcy Code under the terms of our Plan with an effective date of August 31, 2010. Under our Plan, our Old Notes were canceled, giving rise to cancellation of indebtedness income (“CODI”). The Internal Revenue Code (“IRC”) provides that CODI arising under a plan of bankruptcy reorganization is excludable from taxable income, but the debtor must reduce certain of its tax attributes by the amount of CODI realized under the Plan. Based on the estimate of CODI and required tax attribute reduction, the effects of the Plan did not cause a significant change in our recorded net deferred tax liability. Our required reduction in tax attributes, or deferred tax assets, was accompanied by a corresponding release of valuation allowance that was reducing the carrying value of such tax attributes.

We underwent a change in ownership for purposes of Section 382 of the IRC as a result of our Plan and emergence from Chapter 11 on August 31, 2010. As a result, the amount of our pre-change net operating losses (“NOLs”) and other tax attributes that are available to offset future taxable income are subject to an annual limitation. The annual limitation is based on the value of the corporation as of the effective date of the Plan. As of December 31, 2011, approximately $27.5 of our $64.5 million federal NOL’s are subject to annual Section 382 limitations. The ownership change and the resulting annual limitation on use of NOLs are not expected to result in the expiration of our NOL carryforwards if we are able to generate sufficient future taxable income within the carryforward periods. However, the limitation on the amount of NOL available to offset taxable income in a specific year may result in the payment of income taxes before all NOLs have been utilized. Additionally, a subsequent ownership change may result in further limitation on the ability to utilize existing NOLs and other tax attributes.

As of December 31, 2011, we had deferred tax assets related to federal and state NOL and tax credit carryforwards of $31.5 million. We have federal NOLs of approximately $64.5 million that are available to offset federal taxable income and will expire in the years 2029 through 2031, if not fully utilized.

At December 31, 2011, we had unrecognized tax benefits of $6.6 million of which $0.8 million, if recognized, would impact the effective tax rate. It is reasonably possible that a reduction of $0.6 million of unrecognized tax benefits may occur within 12 months. The unrecognized tax benefits are included as a component of other long-term obligations. During the year ended December 31, 2011, the four month period ended December 31, 2010, the eight month period ended August 31, 2010, and the years ended December 31, 2009, we recorded interest and penalties related to unrecognized tax benefits of $(0.6) million, approximately zero, $0.1 million, and $(0.1) million, respectively. Total accrued penalties and interest at December 31, 2011 and 2010 was approximately $0.3 million and $0.9 million, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

Balance as of January 1, 2009 (Predecessor)	$7,119
Additions for tax positions related to the current year	930
Reductions for tax positions of prior years	(1,508)
Balance as of December 31, 2009 (Predecessor)	$6,541
Additions for tax positions related to the current year	—
Additions for tax positions related to prior years	1,519
Reductions for tax positions of prior years	—
Reductions due to lapse of statute of limitations	(154)
Balance as of August 31, 2010 (Predecessor)	$7,906

Balance as of September 1, 2010 (Successor)	$7,906
Additions for tax positions related to the current year	295
Reductions for tax positions of prior years	(64)
Reductions due to lapse of statute of limitations	(121)
Balance as of December 31, 2010 (Successor)	$8,016
Additions for tax positions related to prior years	102
Reductions for tax positions of prior years	(844)
Reductions due to lapse of statute of limitations	(718)
Balance as of December 31, 2011 (Successor)	$6,556

We recognize interest and penalties related to uncertain tax positions in income tax expense.

We conduct business domestically and, as a result, U.S. Concrete, Inc. or one or more of our subsidiaries file income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. In the normal course of business, we are subject to examination in U.S. federal jurisdiction, and generally in state jurisdictions. With few exceptions, we are no longer subject to U.S. federal, state and local tax examinations for years before 2007.